[Letterhead of Baker & McKenzie]

                                            February 10, 1997

The Westwood Funds
125 West 55th Street
New York, New York 10019

     Re:  Westwood Funds
          Registration No. 33-6790
          File No. 811-4719
          ------------------------

Dear Sir or Madam:

     We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 15 to Registration No. 33-6790.

                                               Very truly yours,

                                            /s/ Baker & McKenzie